Income taxes	12 Months Ended
Dec. 31, 2019
Income tax [abstract]
Disclosure of income tax [text block]

9 Income taxes

Significant components of income tax expense
	Full year
(in USD million)	2019	2018	2017

Current income tax expense in respect of current year	(7,892)	(10,724)	(7,680)
Prior period adjustments	69	(49)	(124)

Current income tax expense	(7,822)	(10,773)	(7,805)

Origination and reversal of temporary differences	410	(1,359)	(904)
Recognition of previously unrecognised deferred tax assets	0	923	0
Change in tax regulations	(6)	(28)	(14)
Prior period adjustments	(23)	(99)	(100)

Deferred tax income/(expense)	381	(563)	(1,017)

Income tax expense	(7,441)	(11,335)	(8,822)

Reconciliation of statutory tax rate to effective tax rate
	Full year
(in USD million)	2019	2018	2017

Income/(loss) before tax	9,292	18,874	13,420

Calculated income tax at statutory rate1)	(2,284)	(5,197)	(3,827)
Calculated Norwegian Petroleum tax2)	(5,499)	(8,189)	(5,945)
Tax effect uplift3)	632	736	784
Tax effect of permanent differences regarding divestments	380	400	(85)
Tax effect of permanent differences caused by functional currency different from tax currency	8	116	(229)
Tax effect of other permanent differences	395	337	291
Tax effect of dispute with Angolan Ministry of Finance4)	0	0	496
Recognition of previously unrecognised deferred tax assets5)	0	923	0
Change in unrecognised deferred tax assets	(974)	72	(169)
Change in tax regulations	(6)	(28)	(14)
Prior period adjustments	47	(148)	(224)
Other items including currency effects	(139)	(357)	100

Income tax expense	(7,441)	(11,335)	(8,822)

Effective tax rate	80.1%	60.1%	65.7%

1)The weighted average of statutory tax rates was 24.6% in 2019, 27.5% in 2018 and 28.5% in 2017. The rates are influenced by earnings composition between tax regimes with lower statutory tax rates and tax regimes with higher statutory tax rates. The change in weighted average statutory tax rate from 2018 to 2019 and from 2017 to 2018 is also caused by the reduction in the Norwegian statutory tax rate from 24% in 2017 to 23% in 2018 to 22% in 2019.

2)The Norwegian petroleum tax rate is 56% for 2019, 55% for 2018 and 54% for 2017.

3)When computing the petroleum tax of 56% on income from the Norwegian continental shelf, an additional tax-free allowance, or uplift, is granted on the basis of the original capitalised cost of offshore production installations. The uplift may be deducted from taxable income for a period of four years starting in the year in which the capital expenditure is incurred. For investments made in 2019 the uplift is calculated at a rate of 5.2% per year, while the rate is 5.3% per year for investments made in 2018, 5.4% per year for investments made in 2017 and 5.5% per year for investments made in 2016. Transitional rules apply to investments from 5 May 2013 covered by among others Plans for development and operation (PDOs) or Plans for installation and operation (PIOs) submitted to the Ministry of Oil and Energy prior to 5 May 2013. For these investments the rate is 7.5% per year. Unused uplift may be carried forward indefinitely. At year end 2019 and 2018, unrecognised uplift credits amounted to USD 1,678 million and USD 1,780 million, respectively.

4)In June 2017 Equinor signed an agreement with the Angolan Ministry of Finance which resolved the dispute over previously assessed additional profit oil and taxes due, and established how to allocate profit oil and assess petroleum income tax (PIT) related to Equinor’s participation in Block 4, Block 15, Block 17 and Block 31 offshore Angola for the years 2002 to 2016.

5)An amount of USD 923 million of previously unrecognised deferred tax assets was recognised in the E&P International reporting segment in 2018. The recognition of the deferred tax assets is based on the expectation that sufficient taxable income will be available through reversals of taxable temporary differences or future taxable income supported by business forecast.

Deferred tax assets and liabilities comprise
(in USD million)	Tax losses carried forward	Property, plant and equipment and intangible assets	Asset retirement obligations	Lease liabilities1)	Pensions	Derivatives	Other1)	Total

Deferred tax at 31 December 2019
Deferred tax assets	5,173	369	9,397	1,898	733	108	1,612	19,291
Deferred tax liabilities	0	(24,115)	(0)	(0)	(13)	(119)	(573)	(24,820)

Net asset/(liability) at 31 December 2019	5,173	(23,746)	9,397	1,898	720	(11)	1,040	(5,530)

Deferred tax at 31 December 2018
Deferred tax assets	5,761	351	8,118	0	785	95	1,095	16,205
Deferred tax liabilities	(0)	(20,987)	0	0	(14)	(96)	(476)	(21,573)

Net asset/(liability) at 31 December 2018	5,761	(20,636)	8,118	0	771	(1)	620	(5,367)

1)For 2019 deferred tax related to lease liabilities has been included in a separate column Lease liabilities, while deferred tax related to lease liabilities for 2018 has not been reclassified due to immateriality and is included in Other.

Changes in net deferred tax liability during the year were as follows:
(in USD million)	2019	2018	2017

Net deferred tax liability at 1 January	5,367	5,213	4,231
Charged/(credited) to the Consolidated statement of income	(381)	563	1,017
Charged/(credited) to Other comprehensive income	98	(22)	38
Translation differences and other	446	(386)	(73)

Net deferred tax liability at 31 December	5,530	5,367	5,213

Deferred tax assets and liabilities are offset to the extent that the deferred taxes relate to the same fiscal authority, and there is a legally enforceable right to offset current tax assets against current tax liabilities. After netting deferred tax assets and liabilities by fiscal entity, deferred taxes are presented on the balance sheet as follows:

	At 31 December
(in USD million)	2019	2018

Deferred tax assets	3,881	3,304
Deferred tax liabilities	9,410	8,671

Deferred tax assets are recognised based on the expectation that sufficient taxable income will be available through reversal of taxable temporary differences or future taxable income. At year end 2019 and 2018 the deferred tax assets of USD 3,881 million and USD 3,304 million, respectively, were primarily recognised in Norway, Angola, Brazil, the UK and Canada. Of these amounts USD 995 million and USD 1,868 million, respectively, is recognised in entities which have suffered a tax loss in either the current or preceding period. These losses are mainly caused by accelerated tax depreciations and start-up costs related to oil and gas assets in the construction phase. The losses will be utilised through reversal of taxable temporary differences and other taxable income from production of oil and gas when these assets start production.

Unrecognised deferred tax assets
	At 31 December
	2019		2018
(in USD million)	Basis	Tax	Basis	Tax

Deductible temporary differences	2,550	1,138	2,439	1,123
Tax losses carried forward	18,259	4,366	14,802	3,940

Total	20,809	5,504	17,241	5,062

Approximately 11% of the unrecognised carry forward tax losses can be carried forward indefinitely. The majority of the remaining part of the unrecognised tax losses expire after 2030. The unrecognised deductible temporary differences do not expire under the current tax legislation. Deferred tax assets have not been recognised in respect of these items because currently there is insufficient evidence to support that future taxable profits will be available to secure utilisation of the benefits.

At year end 2019 unrecognised deferred tax assets in the US, Angola and Ireland represents USD 3,788 million, USD 833 million and USD 191 million of the total unrecognised deferred tax assets of USD 5,504 million. Similar amounts for 2018 were USD 3,480 million in the US, USD 884 million in Angola and USD 109 million in Ireland of a total of USD 5,062 million.